Liquidity	12 Months Ended
Dec. 31, 2022
Liquidity [abstract]
LIQUIDITY

NOTE 2: LIQUIDITY

Bitfarms is primarily engaged in the cryptocurrency mining industry, a highly volatile market with significant inherent risk. Declines in the market prices of cryptocurrencies, an increase in the difficulty of cryptocurrency mining, delays in the delivery of mining equipment, changes in the regulatory environment and adverse changes in other inherent risks can significantly and negatively impact the Company’s operations and cash flows and its ability to maintain sufficient liquidity to meet its financial obligations. Adverse changes to the factors mentioned above have impacted the recoverability of the Company’s digital assets and property, plant and equipment, resulting in impairment losses being recorded.

The Company’s current operating budget and future estimated cash flows for the twelve-month period, based on BTC market factors, including price, difficulty and network hashrate, as of the date these consolidated financial statements were authorized for issuance, indicate that it will generate positive cash flow in excess of required interest and principal payments due within the twelve-month period on its long-term debt. In December 2022, the Company renegotiated its 48,000 unit purchase agreements, extinguishing any future commitment related to the delivery and payment of BVVE, without penalty. Any prepaid deposits will be carryforward until the end of 2023 and be applied against future purchase agreements.

On February 18, 2022, Backbone Mining entered into a $32,000 equipment financing facility with BlockFi Lending LLC (“BlockFi”). Backbone Mining owns or leases the assets of Bitfarms’ 20-megawatt active crypto mining facilities in the State of Washington. The loan is secured by certain assets of Backbone Mining, including its Miners and certain BTC produced by those Miners and is recourse only against Backbone Mining.

As of December 31, 2022, the fair value of the assets collateralizing the loan is estimated by Backbone Mining to be approximately $5,000, while the outstanding principal and interest is approximately $20,000.

During December 2022, the Company ceased making installment payments, which constituted a default under the loan agreement and entitled BlockFi to exercise various rights and remedies against Backbone Mining and in respect of the collateral. As of December 31, 2022, BlockFi did not exercise rights or remedies against the Company as a result of the default and the loan was classified as current.

On February 8, 2023, BlockFi and the Company negotiated a settlement of the loan in its entirety for cash consideration of $7,750, discharging Backbone Mining of all further obligations and resulting in a gain on extinguishment of long-term debt of $12,578. Upon settlement, all of Backbone Mining’s assets, including 6,100 Miners, were unencumbered.

At current BTC prices, the Company’s existing cash resources and the proceeds from any sale of its treasury and mined BTC will not be sufficient to fund its capital investments to support its growth objectives. If the BTC price does not increase, the Company would be required to raise additional funds from external sources to meet these requirements. There is no assurance that the Company will be able to raise such additional funds on acceptable terms, if at all.

If the Company raises additional funds by issuing securities, existing shareholders may be diluted. If the Company was unable to obtain such financing, or if funds from operations and proceeds from any sale of the Company’s BTC holdings continue to be negatively impacted by the BTC price, the Company may have difficulty meeting its payment obligations.